GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Goldman Sachs Asia Equity Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs N-11 Equity Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated January 24, 2017 to the

Prospectus dated February 26, 2016

At a meeting held on June 15-16, 2016, the Board of Trustees of Goldman Sachs Trust authorized the Funds to participate in a securities lending program under which The Goldman Sachs Trust Company d/b/a Goldman Sachs Agency Lending, an affiliate of Goldman Sachs Asset Management International, the Funds’ investment adviser, serves as securities lending agent. Accordingly, the Funds’ Prospectus is revised as follows:

The following replaces in their entirety the headnotes to the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

The following line is added to the table below “Repurchase Agreements” in the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment Practices

Securities Lending	33 1⁄3	33 1⁄3	33 1⁄3

The following replaces in its entirety the third paragraph under the “Service Providers—Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” section of the Funds’ Prospectus:

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

The following replaces in their entirety the second, third and fourth paragraphs under “Taxation—Distributions” in the Funds’ Prospectus:

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the preferential rates described above, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. It is not anticipated that any significant percentage of the Funds’ dividends paid will be eligible for dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The following is added to “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Funds’ Prospectus:

Lending of Portfolio Securities.  Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

This Supplement should be retained with your Prospectus for future reference.

EMESECLENDSTK 01-17